Exhibit 32



                        President's Written Certification
                             Of Financial Statements
                       Pursuant to 18 U.S.C. Statute 1350



     Pursuant to 18 U.S.C. Statute 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned hereby certifies in his capacity as president of Ridgefield Acquisition Corp. (the "Company") that

     (a) the Quarterly Report of the Company on Form 10-QSB for the period Ended September 30, 2006 fully complies with the requirements of
          Section 13(a) of the Securities Exchange Act of 1934, and

     (b) the information contained in such report fairly presents, in all material respects, the financial condition of the Company at the end of such period and the results of operations of the Company for such period.


Dated: November 10, 2006

                                            /s/ Steven N. Bronson
                                            ----------------------------------
                                            Steven N. Bronson, President